EXHIBIT 21.1

                        SUBSIDIARIES OF THE REGISTRANTS

 I.   MARKET HUB PARTNERS STORAGE, L.P.

                                                                                 STATE OF FORMATION
                SUBSIDIARY                            OWNERSHIP                   OR ORGANIZATION       DBA
      ----------------------------------  -----------------------------------    ------------------     ---
      Market Hub Partners Finance, Inc.   Wholly Owned Subsidiary**                   Delaware          N/A
      Moss Bluff Hub Partners, L.L.C.*    Wholly Owned Subsidiary                     Delaware          N/A
      Moss Bluff Hub Partners, L.P.*      Owner of 99.99% of Voting Shares***         Delaware          N/A
      Egan Hub Partners, L.L.C.*          Wholly Owned Subsidiary                     Delaware          N/A
      Egan Hub Partners, L.P.*            Owner of 99.99% of Voting Shares            Delaware          N/A


 II.  MARKET HUB PARTNERS FINANCE, INC.

     None

III.  MOSS BLUFF HUB PARTNERS, L.L.C.*

                                                                                 STATE OF FORMATION
               SUBSIDIARY                             OWNERSHIP                   OR ORGANIZATION       DBA
     -------------------------------      -----------------------------------    ------------------     ---
     Moss Bluff Hub Partners, L.P.*       Owner of .01% of Voting Shares              Delaware          N/A

IV.  MOSS BLUFF HUB PARTNERS, L.P.*

     None

 V.  EGAN HUB PARTNERS, L.L.C.*

                                                                                 STATE OF FORMATION
               SUBSIDIARY                             OWNERSHIP                   OR ORGANIZATION       DBA
     -------------------------------      -----------------------------------    ------------------     ---
     Egan Hub Partners, L.P.*             Owner of .01% of Voting Shares              Delaware          N/A

VI.  EGAN HUB PARTNERS, L.P.*

     None
------------

  * Subsidiary Guarantor of the 8 1/4% Senior Notes.

 ** "Wholly Owned Subsidiary" has the meaning set forth in Rule 1-02(aa) of Regulation S-X

*** "Voting Shares" has the meaning set forth in Rule 1-02(z) of Regulation S-X